CVR DYNAMIC ALLOCATION FUND (the “Fund”)

Supplement dated July 29, 2015 to the Prospectus dated April 1, 2015, as supplemented on April 6, 2015

The Board of Trustees (the “Trustees”) of Forum Funds II (the “Trust”) recently approved the hiring of ROW Asset Management, LLC (“ROW”) as a subadviser to the Fund with responsibility for managing a sleeve of the Fund’s portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about ROW.

1.	The sub-sections entitled “Subadviser” and “Portfolio Managers” in the section entitled “Management” on page 7 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadviser.  ROW Asset Management, LLC is a Subadviser to the Fund and manages the Absolute Return strategy of the Fund.

Portfolio Managers. Peter Higgins, CAIA and William Monaghan, CAIA, both of CVR Portfolio Funds LLC, have been co-portfolio managers of the Fund since its inception and are primarily responsible for the day-to-day management of the Fund. Jeffrey Weiser of ROW Asset Management, LLC has been primarily responsible for the day-to-day management of the Fund’s Absolute Return strategy since 2015.

2.	The sub-section entitled “The Adviser and Subadviser” in the section entitled “Management” beginning on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadviser

The Fund’s investment adviser is CVR Portfolio Funds LLC, One Bromfield Street, Suite 5100, Boston, MA 02108. As of March 31, 2015, the Adviser had approximately $21.577 million of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

The Adviser receives an advisory fee at an annual rate equal to 1.10% of the Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.65%, and Investor Shares to 1.90% through March 31, 2016 (“Expense Cap”). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. For the fiscal year ended November 30, 2014 the Adviser waived its entire advisory fee for the Fund.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with the Adviser is available in the Fund’s semi-annual report for the period ending May 31, 2014. A discussion summarizing the basis on which the Board approved the Sub-Advisory Agreement between the Adviser and the Subadviser will be available in the Fund’s annual report for the period ending November 30, 2015. Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. The Adviser delegates the day-to-day management of the Absolute Return strategy of the Fund to ROW Asset Management, LLC. The Adviser retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

ROW Asset Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles and separately managed accounts. Its address is 450 Newport Center Drive, Suite 420, Newport Beach, CA 92660.

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For more information, please contact a Fund customer service representative toll free at
(855) 328-7691.

PLEASE RETAIN FOR FUTURE REFERENCE.

CVR DYNAMIC ALLOCATION FUND (the “Fund”)

Supplement dated July 29, 2015 to the Statement of Additional Information (“SAI”) dated April 1, 2015

The Board of Trustees (the “Trustees”) of Forum Funds II (the “Trust”) recently approved the hiring of ROW Asset Management, LLC (“ROW”) as a subadviser to the Fund with responsibility for managing a sleeve of the Fund’s portfolio. In connection with that approval, the SAI is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about ROW.

1.	The definition of “Subadviser” on page 2 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means ROW Asset Management, LLC, the Fund’s subadviser.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on page 24 of the SAI is hereby deleted in its entirety and replacing it with the following:

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The Adviser is a Delaware limited liability company. Peter Higgins and William Monaghan are the sole Managing Members and owners of the Adviser. ROW Asset Management, LLC, the Subadviser, is a Delaware limited liability company owned by the executive management team.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2015:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
CVR Portfolio Funds LLC
	Peter Higgins
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
	William Monaghan
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
ROW Asset Management, LLC
	Jeffrey Weiser
	Registered Investment Companies	1	$100 million	1	$100 million
	Other Pooled Investment Vehicles	12	$207.9 million	11	$192.9 million
	Other Accounts	4	$118.6 million	4	$118.6 million

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser/Subadviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadviser have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadviser determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadviser have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadviser have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadviser’s polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser’s/Subadviser’s investment process and its Fund and/or other accounts, the Adviser’s/Subadviser’s investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser’s/Subadviser’s portfolio management team is not based upon performance of the Fund managed by the Adviser/Subadviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers.

CVR Portfolio Funds LLC. As co-owners of the Adviser, compensation to Mr. Monaghan and Mr. Higgins for their services to the Fund will be allocated out of the Adviser’s income, which is net revenue minus the Adviser’s expenses. Mr. Monaghan and Mr. Higgins will not receive a performance fee for their services to the Fund. Mr. Monaghan and Mr. Higgins currently do not advise other advisory client accounts and, as a result, do not receive compensation for other advisory services.

ROW Asset Management LLC. The portfolio manager’s compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at ROW, of the individual. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2015
Peter Higgins	Over $1,000,000
Bill Monaghan	Over $1,000,000
Jeffrey Weiser	None

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.10% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares of the Fund to 1.65% and 1.90%, respectively, of the Fund’s average daily net assets through March 31, 2016 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The Adviser generally compensates the Subadviser from the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for a period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.  Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

* * *

For more information, please contact a Fund customer service representative toll free at
(855) 328-7691.

PLEASE RETAIN FOR FUTURE REFERENCE.